UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 13, 2008

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of Principal Executive Offices)

(781) 894-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement

The description of the amendment to the Credit Agreement described below under Item 2.03 is incorporated in this Item 1.01 by reference.

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 13, 2008, Global Operating LLC, Global Companies LLC, Global Montello Group Corp., Glen Hes Corp. and Chelsea Sandwich LLC, as borrowers, Global Partners LP (the “Partnership”) and Global GP LLC, as guarantors, each lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer, entered into an Eighth Amendment to Credit Agreement (the “Amendment”) which amended the Credit Agreement dated October 4, 2005 (as amended, the “Credit Agreement”) among the aforementioned parties.  The Amendment modified the Credit Agreement to effect the following, among others:

•    Working Capital Revolver Loans (“WC Revolver Loans”) will be either Tranche I Loans of which proceeds are used to fund working capital requirements used in the borrowers’ daily operations or Tranche II Loans of which proceeds are used to fund working capital investments in acquisition or capital expansion projects.  The borrowers are permitted to have WC Revolver Loans that constitute the following:

•      Tranche II Loans of up to an aggregate principal amount of $166.0 million which may be modified pursuant to the provisions of the Amendment (“Tranche II Available Amount”); and

•      Tranche I Loans of up to an aggregate principal amount equal to the total working capital revolver commitment in effect at any relevant date of determination minus the Tranche II Available Amount in effect at any relevant date of determination.

•      The borrowers may increase the Tranche II Available Amount from time to time to an amount of up to $200.0 million upon the written request to and upon the approval of the Administrative Agent.  The borrowers are not required to request that such WC Revolver Loans be either a Tranche I Loan or a Tranche II Loan.

•      The outstanding amount of all WC Revolver Loans that constitute Tranche I Loans is not to exceed $97.0 million for a period of ten consecutive calendar days in each calendar year.

All other material terms remain the same as disclosed in the Partnership’s Prospectus dated September 29, 2005 (Registration No. 333-124755) and the Partnership’s Current Reports on Form 8-K (File No. 001-32593) dated October 4, 2005, November 10, 2005, August 2, 2006, April 24, 2007, August 21, 2007, October 23, 2007 and November 29, 2007.  The Amendment is filed hereto as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibit

10.1

Eighth Amendment to Credit Agreement, dated as of June 13, 2008, among Global Operating LLC, Global Companies LLC, Global Montello Group Corp., Glen Hes Corp. and Chelsea Sandwich LLC, as borrowers, Global Partners LP and Global GP LLC, as guarantors, each lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP
	By:		Global GP LLC,
its general partner

Dated: June 17, 2008		By:	/s/ Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1

Eighth Amendment to Credit Agreement, dated as of June 13, 2008, among Global Operating LLC, Global Companies LLC, Global Montello Group Corp., Glen Hes Corp. and Chelsea Sandwich LLC, as borrowers, Global Partners LP and Global GP LLC, as guarantors, each lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer